J.P. MORGAN INSURANCE TRUST
J.P. Morgan Insurance Trust Portfolios
JPMorgan Insurance Trust Mid Cap Value Portfolio
JPMorgan Insurance Trust Small Cap Core Portfolio
JPMorgan Insurance Trust U.S. Equity Portfolio
(the “Portfolios”)
(All Share Classes)
Supplement dated November 1, 2021
to the Summary Prospectuses and
Prospectuses dated May 1, 2021, as supplemented
Effective immediately, the disclosures under the “Risk/Return Summary — What are the Portfolio’s main investment strategies? — Investment Process” and under the “More About the Portfolio — Additional Information about the Portfolio’s Investment Strategies — Investment Process” sections of the JPMorgan Insurance Trust Mid Cap Value Portfolio and the JPMorgan Insurance Trust Small Cap Core Portfolio Summary Prospectuses and Prospectuses are hereby deleted in its entirety and replaced with the following:
JPMorgan Insurance Trust Mid Cap Value Portfolio
Investment Process: In managing the Portfolio, J.P. Morgan Investment Management Inc. (JPMIM or the adviser) employs a bottom‑up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. The adviser looks for quality companies, which appear to be undervalued and to have the potential to grow intrinsic value per share. Quality companies generally have a sustainable competitive position, relatively lower levels of business cyclicality, high returns on invested capital and strong experienced management teams. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors on the companies in which the Portfolio invests. The adviser’s assessment is based on a proprietary analysis of key opportunities and risks across industries to seek to identify financially material issues on the Portfolio’s investments in securities and ascertain key issues that merit engagement with company management. These assessments may not be conclusive and securities of companies may be purchased and retained by the Portfolio for reasons other than material ESG factors.
The adviser may sell a security for several reasons. A security may be sold due to a change in the company’s fundamentals or if the adviser believes the security is no longer attractively valued. Investments may also be sold if the adviser identifies a stock that it believes offers a better investment opportunity.
JPMorgan Insurance Trust Small Cap Core Portfolio
Investment Process: The Portfolio pursues returns that exceed those of the Russell 2000 Index while seeking to limit its volatility relative to this index. In managing the Portfolio, J.P. Morgan Investment Management, Inc. (JPMIM or the adviser) employs a process that ranks stocks based on its proprietary stock ranking system. The rankings are then reviewed and adjusted utilizing fundamental research conducted by the investment team to enhance accuracy and consistency. The adjusted rankings are used to place stocks into portfolios. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors on the companies in which the Portfolio invests. The adviser’s assessment is based on a proprietary analysis of key opportunities and risks across industries to seek to identify financially material issues on the Portfolio’s investments in securities and ascertain key issues that merit engagement with company management. These assessments may not be conclusive and securities of companies may be purchased and retained by the Portfolio for reasons other than material ESG factors. In general, stocks are purchased when they are among the top ranked within their sector. Stocks become candidates for sale when their ranking falls, when they appear unattractive or when the company is no longer a small cap company. The Portfolio may continue to hold the securities if it believes further substantial growth is possible. Risk factor exposures are managed through portfolio construction. Portfolio constraints control for sector weights, position sizes and/or style characteristics of the Portfolio.

SUP-JPMIT-1121

JPMorgan Insurance Trust U.S. Equity Portfolio
Effective immediately, the disclosures under the “Risk/Return Summary — JPMorgan Insurance Trust U.S. Equity Portfolio — What are the Portfolio’s main investment strategies” section of its Summary Prospectuses and Prospectuses is hereby deleted in its entirety and replaced with the following:
Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. In implementing its strategy, the Portfolio primarily invests in common stocks of large- and mid‑capitalization U.S. companies but it may also invest up to 20% of its Assets in common stocks of foreign companies, including depositary receipts. Depositary receipts are financial instruments representing a foreign company’s publicly traded securities. A depositary receipt trades on a stock exchange in a country different from the company’s local market.
The Portfolio focuses on those equity securities that it considers attractively valued and seeks to outperform the Benchmark through superior stock selection. By emphasizing attractively valued equity securities, the Portfolio seeks to produce returns that exceed those of the Benchmark.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Portfolio can invest. To the extent the Portfolio uses derivative, the Portfolio will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
An issuer of a security will be deemed to be located in the United States if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the United States.
Investment Process: In managing the Portfolio, J.P. Morgan Investment Management, Inc. (JPMIM or the adviser) employs a three-step process that combines research, valuation and stock selection. The adviser takes an in‑depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to what it believes to be their relative value. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors on the companies in which the Portfolio invests. The adviser’s assessment is based on a proprietary analysis of key opportunities and risks across industries to seek to identify financially material issues on the Portfolio’s investments in securities and ascertain key issues that merit engagement with company management. These assessments may not be conclusive and securities of companies may be purchased and retained by the Portfolio for reasons other than material ESG factors.
On behalf of the Portfolio, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as attractively valued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by apparent market overreactions.
In addition, the “More About the Portfolio — Additional Information about the Portfolio’s Investment Strategies” is hereby deleted in its entirety and replaced with the following:
Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of U.S. companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. In implementing its strategy, the Portfolio primarily invests in common stocks of large- and mid‑capitalization U.S. companies but it may also invest up to 20% of its Assets in common stocks of foreign companies, including depositary receipts. Depositary receipts are financial instruments representing a foreign company’s publicly traded securities. A depositary receipt trades on a stock exchange in a country different from the company’s local market.
The Portfolio focuses on those equity securities that it considers attractively valued and seeks to outperform the Benchmark through superior stock selection. By emphasizing attractively valued equity securities, the Portfolio seeks to produce returns that exceed those of the Benchmark.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Portfolio can invest. To the extent the Portfolio uses derivative, the Portfolio will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.
An issuer of a security will be deemed to be located in the United States if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the United States.
Investment Process: In managing the Portfolio, J.P. Morgan Investment Management, Inc. (JPMIM or the adviser) employs a three-step process that combines research, valuation and stock selection. The adviser takes an in‑depth look at company prospects over a period as long as five years, which is designed to provide insight into a company’s real growth potential. The research findings allow the adviser to rank the companies in each sector group according to what it believes to be their relative value. As part of its investment process, the adviser seeks to assess the impact of environmental, social and governance factors on the companies in which the Portfolio invests. The adviser’s assessment is based on a proprietary analysis of key opportunities and risks across industries to seek to identify financially material issues on the Portfolio’s investments in securities and ascertain key issues that merit engagement with company management. These assessments may not be conclusive and securities of companies may be purchased and retained by the Portfolio for reasons other than material ESG factors.
On behalf of the Portfolio, the adviser then buys and sells equity securities, using the research and valuation rankings as a basis. In general, the adviser buys equity securities that are identified as attractively valued and considers selling them when they appear to be overvalued. Along with attractive valuation, the adviser often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price

•	high potential reward compared to potential risk

•	temporary mispricings caused by apparent market overreactions.
The Portfolio will invest primarily in equity securities as described above. The Portfolio invests in common stock as a main strategy. Although currently not a main strategy, the Portfolio’s investments in equity securities may also include:

•	preferred stock

•	convertible securities

•	trust or partnership interests

•	warrants and rights to buy common stock
The main investment strategies for the Portfolio may also include the following which may be equity securities:

•	foreign securities, often in the form of depositary receipts

•	derivatives, including futures
Although not main investment strategies, the Portfolio may also utilize the following which may be equity securities:

•	other investment companies

•	exchange traded funds (ETFs)

•	affiliated money market funds

•
securities lending, which is the loan of securities to borrowers in exchange for cash collateral which the Portfolio may reinvest. During the term of the loan, the Portfolio is entitled to receive amounts equivalent to distributions paid on the loaned securities as well as the return on the cash collateral investments. Upon termination of the loan, the Portfolio is required to return the cash collateral to the borrower plus an agreed upon rebate

•	derivatives, including options and swaps

The Portfolio is also permitted to use derivatives such as futures, options, swaps and other instruments in order to hedge various investments, for risk management and/or to opportunistically enhance the Portfolio’s returns. In connection with its main investment strategies, the Portfolio may use futures to more effectively gain targeted equity exposure from its cash position. Under certain market conditions, the Portfolio’s use of derivatives for cash management or other investment management purposes could be significant.
ETFs, which are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange, may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.
Ordinarily, the Portfolio must limit its investments in a single nonaffiliated ETF to 3% of the nonaffiliated ETFs total assets, 5% of the Portfolio’s total assets and in all non‑affiliated ETFs to 10% of its total assets. ETFs that are not structured as investment companies as defined in the Investment Company Act of 1940, as amended (1940 Act) are not subject to these percentage limitations. The Securities and Exchange Commission (SEC) has issued exemptive orders to many ETFs that currently allow any fund investing in such ETFs to disregard the 3%, 5% and 10% limitations, subject to certain conditions. If the Portfolio invests in ETFs that have received such exemptive orders, it may invest any amount of its total assets in a single ETF or in multiple ETFs. However, in October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. These changes include the adoption of Rule 12d1‑4 and the rescission of these exemptive orders permitting such investments in excess of the 3%, 5% and 10% limitations. Although the full impact of these regulatory changes on the Portfolio is under review, such changes may adversely affect the Portfolio’s investment strategies and operations by, among other things, limiting the number of shares of other registered investment companies (such as ETFs) that the Portfolio would be permitted to purchase. Compliance with these new requirements will be required by January 19, 2022.
The Portfolio may utilize these investment strategies to a greater or lesser degree. If a strategy is a main investment strategy for the Portfolio, it is summarized above.
The frequency with which the Portfolio buys and sells securities will vary from year to year, depending on market conditions.
The Portfolio will provide shareholders with at least 60 days’ prior notice of any change in its 80% investment policy above.
Securities Lending. The Portfolio may engage in securities lending to increase its income. Securities lending involves the lending of securities owned by the Portfolio to financial institutions such as certain broker-dealers in exchange for cash collateral. The Portfolio will invest cash collateral in one or more money market funds advised by the adviser or its affiliates. The adviser or its affiliates will receive additional compensation from the affiliated money market funds on the Portfolio’s investment in such money market funds. During the term of the loan, the Portfolio is entitled to receive amounts equivalent to distributions paid on the loaned securities as well as the return on the cash collateral investments. Upon termination of the loan, the Portfolio is required to return the cash collateral to the borrower plus any agreed upon rebate. Cash collateral investments will be subject to market depreciation or appreciation, and the Portfolio will be responsible for any loss that might result from its investment of cash collateral. If the adviser determines to make securities loans, the value of the securities loaned may not exceed 33 1⁄3% of the value of total assets of the Portfolio. Loan collateral (including any investment of that collateral) is not subject to the percentage limitations regarding the Portfolio’s investments described elsewhere in this Prospectus.

NON-FUNDAMENTAL INVESTMENT OBJECTIVE

The investment objective for the Portfolio is not fundamental and may be changed without the consent of a majority of the outstanding shares of the Portfolio.

An issuer of a security will be deemed to be located in the United States if: (i) the principal trading marked for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the United States.
Please note that the Portfolio also may use strategies that are not described herein, but which are described in the Statement of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
SUMMARY PROSPECTUSES AND PROSPECTUSES FOR FUTURE REFERENCE